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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): October 17, 2000


                     FINANCIAL ASSET SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 2000-FF1)


                     Financial Asset Securities Corporation

             (Exact name of registrant as specified in its charter)
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             Delaware                 333-84929                   06-1442101
             --------                 ---------                   ----------
(State or Other Jurisdiction of      (Commission               (I.R.S. Employer
        Incorporation)               File Number)            Identification No.)

              600 Steamboat Road
           Greenwich, Connecticut                                   92618
           ----------------------                                   -----
            (Address of Principal                                 (Zip Code)
              Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------

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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On October 30, 2000, a single series of certificates, entitled First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-FF1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of six classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $494,145,467 as of October 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 13, 2000 (the "Purchase Agreement") among First Franklin Financial Corporation, Option One Owner Trust 2000-1 and the Depositor. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 13, 2000 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                           Initial Certificate
        Class              Principal Balance or             Pass-Through Rate
                             Notional Amount                -----------------
                             ---------------
          A               $       462,026,000                    Variable
         M-1              $        22,236,000                    Variable
         M-2              $         7,413,000                    Variable
          C               $         2,470,367                    Variable
          P               $               100                       N/A
          R                               100%                      N/A
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                                       -3-


                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 13, 2000, and the Prospectus Supplement, dated October 13, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


                  Exhibit No.                          Description
                  -----------                          -----------

                      4.1 Pooling and Servicing Agreement, dated as of October 1, 2000, by and among Financial Asset Securities Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank
                                            Minnesota, N.A. as Trustee, relating
                                            to the Series 2000-FF1 Certificates.




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                                       -4-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 30, 2000

                                                     FINANCIAL ASSET SECURITIES
                                                     CORPORATION


                                                     By: /s/ Frank Skibo
                                                        -----------------------
                                                     Name:   Frank Skibo
                                                     Title:  Vice President



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                                      -5-

                                                 Index to Exhibits



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              7
                            October 1, 2000, by and among Financial Asset
                            Securities Corporation as Depositor, Option One
                            Mortgage Corporation as Master Servicer and Wells
                            Fargo Bank Minnesota, N.A. as Trustee, relating to
                            the Series 2000-FF1 Certificates.